                                                                    EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THE UNDERSIGNED CERTIFIES THAT:

      1. The Quarterly Report on Form 10-Q of SPSS Inc. for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.

Date: May 5, 2005.                         By: /s/  Raymond H. Panza
                                               ---------------------------------
                                               Raymond H. Panza
                                               Executive Vice-President,
                                               Corporate Operations and Chief
                                               Financial Officer